                                                                   Exhibit 10.21

[GRAPHIC]


                                    AGREEMENT

     THIS AGREEMENT OF LEAVE AND LICENCE MADE AT Pune this 9th day of September Two Thousand and Three Between Maharashtra Industrial Development Corporation, a corporation constituted under the Maharashtra Industrial Development Act, 1961 (Mah III of 1962) and having its principal office at Orient House, 5th floor, Adi Murzban Path, Ballard Estate, Mumbai - 400 038 hereinafter called "the Licensor" (which expression shall unless the context does not so admit include its successors and assigns) of the One Part and Kanbay

          For Kanbay Software (India) Pvt. Ltd.

                   /s/ Arun D. Khisty

                     Arun D. Khisty
               Sr. Manager Administration


                                                          /s/ S.S. Samant

                                                         Executive Engineer
                                                            M.I.D.C. I.T.,
                                                       Chinchwad, Pune-411019.

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Software (I) Pvt. Ltd., a company incorporated under the Companies Act, 1956 and having its Corporate Office at Plot No.A1, Talawade Software Technology Park, MIDC, Talawade, Tal - Hawali, District Pune - 412 114 hereinafter called the "Licensee" (which expression shall unless the context does not so admit include its successors in business and permitted assigns) of the Other Part.

WHEREAS:

A. The Licensor has set up a software park known as "Talawade Software Technology Park" within the village limits of Talawade, Tal. Haveli, Dist. Pune and registration sub-district and District Pune City and Pune suburban and constructed at its own expenses a commercial user complex building for office purpose known as "I.T. Tower" comprising of four upper floors and a ground floor admeasuring 9863.41 SQ. MTRS. that is 106130.29 SQ.FT. built up area in the said Software Park standing on piece of land bearing PLOT NO.A-33 & A-34, Talawade Software Technology Park, Pune - 412114 & having 18000 SQ.MTRS PLOT AREA which plot is more particularly described firstly in the first schedule hereunder written.

B. The Licensor has constructed a sub-station in the said building "IT Tower" and has handed over the said sub-station to Maharashtra State Electricity Board
(MSEB) for providing electricity to the occupants of the premises in the said tower.

          For Kanbay Software (India) Pvt. Ltd.

                   /s/ Arun D. Khisty

                     Arun D. Khisty
               Sr. Manager Administration


                                                          /s/ S.S. Samant

                                                         Executive Engineer
                                                            M.I.D.C. I.T.,
                                                       Chinchwad, Pune-411019.

C. The Licensor has also constructed one underground water tank and one overhead water tank for fire fighting requirements. The overflow of this tank is given two separate overhead tanks from which water is supplied to all the unit of premises in the said tower.

D. The Licensor has installed a DG set in the said tower and the same shall be run by the Licensor for the common use of the unit holders in the said building.

E. At the request of the Licensee the Licensor has agreed to grant to the Licensee a license to use and occupy premises comprising the built up area of 20895.70 sq. ft on the SECOND FLOOR of the said building known as IT Tower on the terms and conditions hereinafter set out. The licensed premises in respect of which the Licensor has agreed to grant license to the Licensee are more particularly described secondly in First Schedule hereunder written (hereinafter referred to as "the licensed premises").

F.   The Licensee has represented to the Licensor that:

     a) The use of the licensed premises as hereinafter stated will not tantamount to or be deemed or construed as a tenancy or will not create any tenancy or other similar right or interest and the

          For Kanbay Software (India) Pvt. Ltd.

                   /s/ Arun D. Khisty

                     Arun D. Khisty
               Sr. Manager Administration


                                                          /s/ S.S. Samant

                                                         Executive Engineer
                                                            M.I.D.C. I.T.,
                                                       Chinchwad, Pune-411019.

          Licensee undertakes and assures not to make any such claims in any proceedings or otherwise.

     b) The licensed premises shall be used only by the Licensee for the purpose of its business as an office and the Licensee shall comply with the rules, regulations, bye-laws that may be framed by the Licensor in respect of the said building and the licensed premises.

     c) At no point of time will the Licensee or any one on behalf of the Licensee contend that this agreement creates or confers any right, interest or title of any nature or other similar right title or interest to the licensed premises or any part thereof.

     d) The Licensee is not entitled to nor will it claim protection of The Maharashtra Rent Control Act, 1999 or any ordinance amending the same or any statutory modification or re-enactment thereof giving any protection to any occupant, user, tenant or licensee.

     e) The Licensee has verified and inspected the licensed premises and confirm that the aggregate built up area of the licensed premises is 20895.70 SQ. FT. which area is to be reckoned for the purpose of this Agreement.

          For Kanbay Software (India) Pvt. Ltd.

                   /s/ Arun D. Khisty

                     Arun D. Khisty
               Sr. Manager Administration


                                                          /s/ S.S. Samant

                                                         Executive Engineer
                                                            M.I.D.C. I.T.,
                                                       Chinchwad, Pune-411019.

     f) Relying upon the representations made by the Licensee and believing the same to be true, the Licensor has agreed to allow the Licensee to use and enter upon the licensed premises and the Licensee has agreed to accept such license strictly on and subject to the terms and conditions set out hereinafter for a period of 3 YEARS, commencing from 1ST JULY 2003 and expiring by the efflux of time on 30ST JUNE 2006.

G. This agreement being a Leave and License Agreement is chargeable to stamp duty under Article 36A(ii) of Schedule I to the Bombay Stamp Act, 1958 unless exempted.

NOW THIS AGREEMENT WITNESSETH AND IT IS HEREBY AGREED AND CONFIRMED BY AND BETWEEN THE PARTIES HERETO AS FOLLOWS:

1. The Licensor hereby grants to the Licensee a licence to use and occupy the licenced premises on the terms and conditions hereinafter set out.

2. The Licensee shall pay to the Licensor the license fees or compensation for the use of the licensed premises at the rate of RS.13.50 PER SQ.FT. built up area PER MONTH aggregating to RS.282092.00 PER MONTH. The Licensee hereby states that it has paid to the Licensor a sum of RS.844761.00 as interest free security deposit in respect of the said premises, which the Licensor hereby duly acknowledges. This amount will

          For Kanbay Software (India) Pvt. Ltd.

                   /s/ Arun D. Khisty

                     Arun D. Khisty
               Sr. Manager Administration


                                                          /s/ S.S. Samant

                                                         Executive Engineer
                                                            M.I.D.C. I.T.,
                                                       Chinchwad, Pune-411019.

     be refunded to the Licensee on the expiry of the agreement or expiry of the extended terms if any.

3. The Licensee shall also pay to the Licensor a sum of Rs.1.50 per SQ.M. PER YEAR OF PLOT AREA aggregating to RS.443/- PER MONTH being service charges against services provided by MIDC in the park payable in respect of the said premises, worked out on proportionate basis. These service charges are applicable to all the plot holders in the park and subject to change as per MIDC policies. The licensee shall have to pay the same at the prevailing rates.

4. The monthly license fees or compensation and the service charges payable under the above clauses 2 and 3 shall be paid by the Licensee to the Licensor in advance on or before the 10TH DAY of each month for which such license fees/ compensation and service charges fall due for payment. Monthly license fees and service charges under clauses 2 and 3 hereof for the first month shall be paid on the execution of this agreement.

5. Simultaneously on the execution of these presents the Licensor has handed over one set of duplicate keys of the licensed premises to the Licensee for the more convenient enjoyment of the licensed premises by the Licensee which shall be held by the Licensee in trust and as trustees

          For Kanbay Software (India) Pvt. Ltd.

                   /s/ Arun D. Khisty

                     Arun D. Khisty
               Sr. Manager Administration


                                                          /s/ S.S. Samant

                                                         Executive Engineer
                                                            M.I.D.C. I.T.,
                                                       Chinchwad, Pune-411019.

     for and on behalf of the Licensor and on an express representation and undertaking by the Licensee not to change either the lock or the locking device on the main door to the licensed premises. If the Licensee changes the lock or the locking device the Licensee shall inform the Licensor and deliver one set of such keys to the Licensor. The Licensee hereby undertakes to return the said duplicate keys to the Licensor on the expiry or earlier determination of this Agreement. Since the licensee has provided electronic security access system and new doors with permission of the licensors, this provision will not be applicable.

6.   The Licensee hereby covenants with the Licensor as follows:

     a) During the subsisting of this agreement to pay to the Licensor the said monthly compensation on the days and in the manner hereinbefore appointed for payment thereof clear of all deductions excepting deductions prescribed by prevailing laws.

     b) Throughout the subsistence of this Agreement to pay to the Licensor in respect of the licensed premises the agreed monthly fees or service charges and such increases therein as may from time to time be prescribed by the Government of Maharashtra under Maharashtra Industrial Development Act, 1961 or Rules framed hereunder in respect of amenities or common facilities.

          For Kanbay Software (India) Pvt. Ltd.

                   /s/ Arun D. Khisty

                     Arun D. Khisty
               Sr. Manager Administration


                                                          /s/ S.S. Samant

                                                         Executive Engineer
                                                            M.I.D.C. I.T.,
                                                       Chinchwad, Pune-411019.

     c) To keep in good and substantial repair and condition the whole of the licensed premises and every parts of drains, pipes, wires and sanitary apparatus serving the licensed premises as are situate within the same and in any event in the third year of the said term and in the last year of the licence to paint and colour in manner all the inside parts of the licensed premises as are usually painted and coloured and all additions thereto in a proper and workman like manner.

     d) To permit the Licensor and their officers, surveyors, workmen or others employed by the Licensor from time to time and at all reasonable times of the day during the term hereby granted after seven days previous notice to enter in to and upon the demised premises and to inspect the state of repairs thereof and if upon such inspection it shall appear that any repairs are necessary, they or any of them may by notice to the Licensee call upon the Licensee to execute the repairs and upon their failure to do so within a reasonable time the Licensor may execute the repairs and upon their failure to do so within a reasonable time the Licensor may execute such repairs at the expense in all respects of the Licensee.

          For Kanbay Software (India) Pvt. Ltd

                   /s/ Arun D. Khisty

                     Arun D. Khisty
               Sr. Manager Administration


                                                          /s/ S.S. Samant

                                                         Executive Engineer
                                                            M.I.D.C. I.T.,
                                                       Chinchwad, Pune-411019.

     e) To permit the Licensor or the Licensor's duly authorized agents with or without workmen or others during the said term to enter upon the licensed premises or any part thereof for the purpose of carrying out repairs to the adjoining or neighbouring parts of the said "IT Tower building provided that except in the case of emergency the Licensor shall give not less than 48 hours notice of their intention to exercise this right.

     f) Not at any time during the said term without the consent in writing to the Licensor to make any alternations of additions to the demised premises or any part thereof and in any event not to fix any machinery or addition to the walls, floor or roof thereof without such consent.

     g) To use or permit the licensed premises to be used only for the purpose of office and for the purpose of research, software development, software export, business expansion and to incubate new up coming business and part of premises to house various office equipment, systems High Speed links, Dish Antenna, telecommunication equipment and cable and office furniture and fixture & also cafeteria which is necessary to be provided to the licensee. The licensor shall permit use of the licensed premises by subsidiary affiliates or group companies where the licensee has

          For Kanbay Software (India) Pvt. Ltd.

                   /s/ Arun D. Khisty

                     Arun D. Khisty
               Sr. Manager Administration


                                                          /s/ S.S. Samant

                                                         Executive Engineer
                                                            M.I.D.C. I.T.,
                                                       Chinchwad, Pune-411019.

          more than 26% stake. Such use by the subsidiary, group company affiliate will be only during the term of the license to the licensee & the licensee will still continue to be fully responsible for the license under this agreement subject to the prior written consents of the licensor.

     h) Not to use or permit to suffer to be used the licensed premises or any part thereof for any illegal or immoral purpose and not to do or cause or permit or suffer to be done on the licensed premises or any part thereof anything which may cause damage to the Licensor or to the occupiers for the time being of any other part of the premises in the building and in particular not to have any fire place or furnace burning soiled fuel not to burn any refuse or to emit any smoke or noxious fumes.

     i) Not to do or permit or suffer anything to be done on the licensed premises (otherwise than for reasonably carrying out the purpose authorized by sub-clause (g) which may cause other part of the said licensed premises of building to be or become vitiated or whereby the premium payable under any such insurance is liable to be increased.

     j) In the event of licensed premises or any part of the licensed premises of the Licensor being damaged or destroyed by

          For Kanbay Software (India) Pvt. Ltd.

                   /s/ Arun D. Khisty

                     Arun D. Khisty
               Sr. Manager Administration


                                                          /s/ S.S. Samant

                                                         Executive Engineer
                                                            M.I.D.C. I.T.,
                                                       Chinchwad, Pune-411019.

          fire at any time during the term hereby granted and the insurance money under any policy of insurance effected thereon by the Licensor being wholly or partially irrecoverable by reason solely or in part of any act or default of the Licensee, the Licensee shall forthwith (in addition to the said compensation and service charges) pay to the Licensor the whole or (as the case may be) a fair proportion of the cost of rebuilding and reinstating the same and the decision of the Chief Engineer of the Licensor as to such fair proportion shall prevail.

     k) To comply at all times during the said term all statutory and other requirements for ensuring the health, safety and welfare of the persons using or employed in or about the licensed premises or any part thereof.

     l) Not to erect or display or permit to be erected or displayed without the consent in writing of the Licensor any advertisement, hoardings or notices (whether illuminated or otherwise) upon the exterior of the licensed premises or any part thereof or upon any interior part of the licensed premises except a name plate of a size approved by the Licensor to be applied, to entrance door of the licensed premises.

          For Kanbay Software (India) Pvt. Ltd.

                   /s/ Arun D. Khisty

                     Arun D. Khisty
               Sr. Manager Administration


                                                          /s/ S.S. Samant

                                                         Executive Engineer
                                                            M.I.D.C. I.T.,
                                                       Chinchwad, Pune-411019.

     m) Not to assign, let or part with the possession of the licensed premises or any part thereof without the previous written consent of the Chief Executive Officer of the Licensor and the Chief Executive Officer may in this absolute discretion refuse such consent or grant the same subject to such condition as he may think fit including the condition requiring payment of premium. It is further agreed that Licensee shall be entitled to occupy use and enjoy the licensed premises personally as well as through sub license to any company with whom the Licensee may be associated or any company which is incubated by licensee or any company which is mentioned by the Licensee or any company with whom the Licensee is an associated entrepreneur.

     n) To permit ail persons with written authority from the Licensor to enter upon the licensed premises to inspect the same at all reasonable times of the day and by appointment.

     o) Not in any way to obscure or permit to be obscured the windows of the. licensed premises and to clean the interior and exterior of the said windows as may be necessary throughout the said term and in any event at least once in each calendar month.

          For Kanbay Software (India) Pvt. Ltd.

                   /s/ Arun D. Khisty

                     Arun D. Khisty
               Sr. Manager Administration


                                                          /s/ S.S. Samant

                                                         Executive Engineer
                                                            M.I.D.C. I.T.,
                                                       Chinchwad, Pune-411019.

     p) Not at any time during the said term to cause any damage or obstruction in such parts of the said building or the said area as are made by the Licensee in common with the Licensor or any other persons similarly refuse.

     q) To make adequate arrangements for the frequent removal of all trade refuse.

     r) At all times during the said term to comply with such rules and regulations for the efficient running of the said area as the Licensor shall from time to time prescribe by notice in writing affixed to some conspicuous part of the said building.

     s) During the said term the Licensee shall at anytime from the date hereof have option to give three months notice in writing to the Licensor to terminate license and upon the expiry of the notice period the license shall come to an end and during the said term, the Licensor shall at any time from the date hereof have option to give three months notice in writing to the Licensee to terminate License and upon expiry of the notice period the license shall come to an end.

     t) At the expiration or sooner determination of the term of the Licence or by giving notice of three months to Licensor, quietly to deliver

          For Kanbay Software (India) Pvt. Ltd.

                   /s/ Arun D. Khisty

                     Arun D. Khisty
               Sr. Manager Administration


                                                          /s/ S.S. Samant

                                                         Executive Engineer
                                                            M.I.D.C. I.T.,
                                                       Chinchwad, Pune-411019.

          upto the Licensor the licensed premises in the state of good and tenantable repair.

     u) The superstructure and the other elements of the building having been designed for an uniformly distributed live load of 300 kg per sq.mtr. from all causes not to exceed the stress on the various components of the structure beyond the above load during or after installation of machinery and equipment.

     v) The Licensee shall install at the licensed premises all the requisite equipments of the proposed facility and commence operations within a period of 2 months from the date of commencement of this license.

     w) To pay all existing and future taxes, rates, assessment and out goings of every description for the time being payable either by landlord or tenant or by the occupier, the property taxes, municipal taxes and/or other charges levied by the Government/ Pimpri-Chinchwad municipal Corporation in respect of the licensed premises shall be exclusively liable to be paid and borne by the licensee during the term of this agreement and consequently Licensee shall be required to reimburse to the Licensor for the taxes, cesses and other charges levied by the Pimpri-Chinchwad

          For Kanbay Software (India) Pvt. Ltd.

                   /s/ Arun D. Khisty

                     Arun D. Khisty
               Sr. Manager Administration


                                                          /s/ S.S. Samant

                                                         Executive Engineer
                                                            M.I.D.C. I.T.,
                                                       Chinchwad, Pune-411019.

          Municipal Corporation of with respect to the premises if paid by the Licensor within 10 DAYS of the Licensor demanding the same from the Licensee.

     x) The Licensee shall pay the electricity bill/ charges to MSEB or any other authority as the case may be in respect of the licensed premises during the subsistence of this agreement.

7. The Licensor agree to provide adequate and regular supply of water at all times to the premises during the terms of license.

8. Any litigation arises between Licensee and the Licensor concerning this license shall be governed by Indian Laws and courts at Pune alone shall have jurisdiction to entertain the same.

9. If and whenever any part of the license fees or recurring fees or service charges payable by the Licensee hereunder shall be in arrears the same may be recovered from the Licensee together with interest thereon at 16% per annum from the date of default until payment as arrears of land revenue under the provisions of the Maharashtra land revenue code 19661 (XLI of 1966).

          For Kanbay Software (India) Pvt. Ltd.

                   /s/ Arun D. Khisty

                     Arun D. Khisty
               Sr. Manager Administration


                                                          /s/ S.S. Samant

                                                         Executive Engineer
                                                            M.I.D.C. I.T.,
                                                       Chinchwad, Pune-411019.

10. If the said license fees/ compensation or recurring fees or service charges payable by the Licensee hereunder shall be in arrears for the space of thirty days whether the same shall have been legally demanded or not or if and whenever there shall be a breach of any of the conditions by the Licensee hereinbefore contained the Licensor may terminate the agreement by giving to the Licensee one month's notice provided that if during the said notice period such arrears are paid or the breach is remedied the Licensor shall withdraw the notice of termination.


11. The Licensor or the Chief Executive Officer on behalf of the Licensor may at his option appropriate the security deposit or any part thereof towards satisfaction of the sum due under this license and for any claims or demands whatsoever which may at any time be made or have been made on behalf of the Licensor or against the Licensee under this license and the Licensee shall always maintain the original amount of deposit and shall deposit further cash to make up the original amount of deposit when required by the Licensor to do so. Upon due and punctual payment of the rent hereunder reserved and due performance of all the covenants and conditions on the part of the licensee herein contained including the covenant to quietly deliver up the licensed premises to the Licensor at the expiration or sooner determination of the said term hereby granted, the amount of security deposit or such part thereof as shall not have been appropriated as aforesaid shall be paid or transferred to the Licensee.

          For Kanbay Software (India) Pvt. Ltd.

                   /s/ Arun D. Khisty

                     Arun D. Khisty
               Sr. Manager Administration


                                                          /s/ S.S. Samant

                                                         Executive Engineer
                                                            M.I.D.C. I.T.,
                                                       Chinchwad, Pune-411019.

12. It is agreed that the Licensee shall be entitled to use in common with other Licensees and occupants of IT Park the amenities and facilities set out in Second Schedule hereunder written.

13. If the Licensee shall have duly performed and observed all covenants and conditions on the part of the Licensee hereinbefore contained and shall at the end of the term of this agreement be desirous of having a new license of the licensed premises and of such desire shall give notice in writing to the Licensor before the expiration of the term of this agreement the Licensor shall in respect of the licensed premises and at the cost and expense of the Licensee grant to the Licensee a license for a further term of period of 2 YEARS or such other period being not less than 1 YEARS as shall be mutually agreed between the Licensor and the Licensee and on payment of such monthly compensation and service charges as stated herein with increase of 5% P.A. of the previous license fee paid subject to the same terms & conditions as this license agreement or any other term mutually agreed / determined by the Licensor.

14. All costs, charges and expenses of the incidental to the execution, of this lease and its duplicate including the stamp duty and registration charges if payable shall be borne and paid by the Licensee alone.

          For Kanbay Software (India) Pvt. Ltd.

                   /s/ Arun D. Khisty

                     Arun D. Khisty
               Sr. Manager Administration


                                                          /s/ S.S. Samant

                                                         Executive Engineer
                                                            M.I.D.C. I.T.,
                                                       Chinchwad, Pune-411019.

15. All major repairs, with regards to the licensed premises, structures, sewerage pipes, leakages, water supply lines shall be done and maintain by the licensor.

16. The Licensor will get the entire building, utility building, structures, equipments and all its plant and machinery insured.

IN WITNESS WHEREOF SHRI S.S.SAMANT, EXECUTIVE ENGINEER of the Maharashtra Industrial Development Corporation, the Licensor above named, set his hand and affixed the common seal of the Corporation hereto on its behalf and the Licensee hath caused its common seal to be affixed thereto the day and year first above written.


                                 FIRST SCHEDULE
                              (DESCRIPTION OF LAND)


FIRSTLY:

All that piece or parcel of land known as plot no. A-33 & A-34 in the MIDC, TALAWADE SOFTWARE TECHNOLOGY PARK within the village limits Talawade, Taluka Haweli, Dist- Pune and Registration sub District and District Pune City and Pune suburban containing by ad-measurement 18000 SQUARE METERS or there about and surrounded on all sides as follows, that is to say.

-    On or towards the north by plot no. P-2 & road

-    On or towards the south by plot no. 23 & plot of ESR

-    On or towards the east by A-32

          For Kanbay Software (India) Pvt. Ltd.

                   /s/ Arun D. Khisty

                     Arun D. Khisty
               Sr. Manager Administration


                                                          /s/ S.S. Samant

                                                         Executive Engineer
                                                            M.I.D.C. I.T.,
                                                       Chinchwad, Pune-411019.

-    On or towards the west by MIDC boundary, Govt land Gat no. IB Part


SECONDLY:
                            (DESCRIPTION OF THE PREMISE)


All the premises comprising 1941.98 SQ. MTRS. i.e. 20895.70 SQ. FT. built up area ON SECOND FLOOR and constructed in the said "I.T.TOWER" building and bounded as below.

-    On or towards the north by with building marginal space open to sky.

-    On or towards the south by open car parking & marginal space open to sky.

-    On or towards the east by marginal space open to sky.

-    On or towards the west by marginal space open to sky.


                                (SECOND SCHEDULE)
                               (RIGHTS IN COMMON)

i) To use the approach roads for the purpose of the access to and agrees for the demised the premises and to use the car park proportionate only for the purpose of parking of private motor cars belonging to the lessee his employees or persons doing business with him the number of such private motor cars not the exceed one at any time reserving expressly to the lesser the right to nominate for the of each lessee of the building particular places in the car parking of cars not exceeding the number aforesaid.

ii)  FACILITIES AND SERVICES:

     A]   LIFTS
          The Licensor will ensure that the premises has uninterrupted life facility and the lifts of the building "I.T.TOWER" are maintained by

          For Kanbay Software (India) Pvt. Ltd.

                   /s/ Arun D. Khisty

                     Arun D. Khisty
               Sr. Manager Administration


                                                          /s/ S.S. Samant

                                                         Executive Engineer
                                                            M.I.D.C. I.T.,
                                                       Chinchwad, Pune-411019.

     maintenance agency under proper comprehensive maintenance contract, as lift is accepted by the parties to be the essential service for the use and enjoyment of the premise by the licensee.

     B]   ELECTRICITY & WATER CHARGES.

     - The Licensor agree to pay separate electricity charges in the building for common lighting, lifts etc.

     - The Licensor agree to provide adequate and regular water supply of at all times to the premises for which the licensee will bear the charges, at prevailing rates. The water bill shall be charged on the basis of the ratio of the built up space allotted to the licensee to the total area allotted on proportionate basis.

     C]   MAINTENANCE OF THE BUILDING

          a) The Licensor confirm that all structural and major repairs of the said building and the property shall be carried out by the Licensor at their own costs without any delay or default.

          b) The Licensor confirm that all minor repairs inside the licensed premises shall be carried out by the Licensor at its own costs excluding damages caused by the licensee if any.

          c) The Licensor will also provide fire-fighting equipment and maintain the same in operateable condition at the costs of the Licensor in the building "I.T.TOWER" for common premises.

          d) The Licensor will provide Generator set, operate and maintain the same and keep the same available as stand by power supply in the event of any power failure during the

          For Kanbay Software (India) Pvt. Ltd.

                   /s/ Arun D. Khisty

                     Arun D. Khisty
               Sr. Manager Administration


                                                          /s/ S.S. Samant

                                                         Executive Engineer
                                                            M.I.D.C. I.T.,
                                                       Chinchwad, Pune-411019.

               working hours for common lighting, lifts etc. (hereinafter referred to as "the facilities and services")

          e) It is agreed between the Licensor and Licensee that this license for the facilities and services will be coextensive and co-terminus with the term hereby granted.

          f) It is agreed that the Licensee shall be bound to pay the service charges as agreed to the Licensor during the validity and subsistence of license and during the period of license to use, occupy and enjoy the premises under the term of the license hereby granted.

          g) It is agreed that the Licensee shall obtain power supply as per their requirement at their cost from Maharashtra State Electricity Board (MSEB) & the Licensor will issue necessary NOC for obtaining power from MSEB. After expiry of agreement the Licensee may take back the deposits paid to MSEB.

          h) It is agreed that the Licensee shall be bound to pay the energy charges & water charges for common use in proportion of the area occupied.

          i) It is agreed that the Licensee shall be granted permission to do the interior works as per his requirement at his cost, after possession of the premises.

          j) It is agreed that the other space available in the building can be licensed to other party by obtaining first refusal of the

          For Kanbay Software (India) Pvt. Ltd.

                   /s/ Arun D. Khisty

                     Arun D. Khisty
               Sr. Manager Administration


                                                          /s/ S.S. Samant

                                                         Executive Engineer
                                                            M.I.D.C. I.T.,
                                                       Chinchwad, Pune-411019.

               licensee. However this shall be for a period of one year from the date of agreement.

          k) It is agreed that the Licensee shall be bound to pay the proportionate charges of the consumables like diesel, water etc required for operation of D. G. set, fire fighting system etc.

          l) It is agreed that existing sub station at I. T. Tower premises will be handed over to MSEB along with panel board. Thereafter metered power supply will be provided by MSEB.

          m) It is agreed that the Licensor shall provide additional required space for additional transformer within existing sub station premises or adjacent to the existing sub station.

          n) It is agreed that the licensee may put proportionate power load on existing 320 KVA D.G. set which will be run and maintained by the licensor and chargeable at proportionate basis @ actual.

          o) It is agreed that the Licensor shall provide additional required space for additional DG set adjacent to existing generator room at the monthly charges based on the prevailing MIDC's land rate.

          p) It is agreed that the Licensor shall provide required space to install cooling tower on terrace of the building provided that the uniformly distributed live load should not exceed 150 Kg/m2 for which roof slab is structurally designed.

          For Kanbay Software (India) Pvt. Ltd.

                   /s/ Arun D. Khisty

                     Arun D. Khisty
               Sr. Manager Administration


                                                          /s/ S.S. Samant

                                                         Executive Engineer
                                                            M.I.D.C. I.T.,
                                                       Chinchwad, Pune-411019.

          q) It is agreed that the outdoor units should be placed on the terraces allotted to Licensee.

          r) It is agreed that, external services such as landscaping, sweeping of roads in the premises shall be maintained by the Licensor.

          s) It is agreed that the Licensor shall provide and maintain external security at the entrance of the premises. The security within the unit shall be provided & maintained by Licensee.

          t) It is agreed that ceramic / mosaic tiled flooring in the unit shall be provided by the Licensor.

          u) It is agreed that the Licensor shall provide space in the existing cable ducts in the building for laying communication cables of the Licensee's structure of the building.


SINGED SEALED AND DELIVERED BY

Shri.S.S.SAMANT                                                 Licensor
The Executive Engineer
MIDC, I.T.Division, Pune - 19.                              /s/ S.S. Samant
Maharashtra Industrial Development Corporation
                                                           Executive Engineer
                                                              M.I.D.C. I.T.,
In the presence of                                       Chinchwad, Pune-411019.

1.   H. D. Kulkarni DE MIDC       /s/ H. D. Kulkarni

2.   S. T. PATIL AE MIDC          /s/ S. T. Patil


The common seal of the within


                                                          /s/ S.S. Samant

                                                         Executive Engineer
                                                            M.I.D.C. I.T.,
                                                       Chinchwad, Pune-411019.

          For Kanbay Software (India) Pvt. Ltd.

                   /s/ Arun D. Khisty

                     Arun D. Khisty
               Sr. Manager Administration

Named of licensee M/S.KANBAY SOFTWARE (I) PVT LTD                   Licensee
Was pursuant to a resolution of Its Board of Director
passed on the 6th day of January 2003
affixed here to in the presence of                    For Kanbay Software (India) Pvt. Ltd.

1.   /s/ Jayant Deshmukh    Jayant Deshmukh                    /s/ Arun D. Khisty

2.   /s/ Lakhbinder Singh   Lakhbinder Singh                     Arun D. Khisty
                                                          Sr. Manager Administration


                                                                 /s/ S.S. Samant

                                                               Executive Engineer
                                                                  M.I.D.C. I.T.,
                                                             Chinchwad, Pune-411019.

[GRAPHIC]

     For Kanbay Software (India) Pvt. Ltd.              /s/ S.S. Samant

              /s/ Arun D. Khisty                       Executive Engineer
                                                         M.I.D.C. I.T.,
                Arun D. Khisty                       Chinchwad, Pune-411019.
          Sr. Manager Administration

[GRAPHIC]

     For Kanbay Software (India) Pvt. Ltd.               /s/ S.S. Samant

              /s/ Arun D. Khisty                         Executive Engineer
                                                            M.I.D.C. I.T.,
                Arun D. Khisty                       Chinchwad, Pune-411019.
          Sr. Manager Administration

                 MAHARASHTRA INDUSTRIAL DEVELOPMENT CORPORATION
                    (A GOVERNMENT OF MAHARASHTRA UNDERTAKING)

                                 POSSESSION RECEIPT

I Shri.Suhas Patil, Assistant Engineer, MIDC, I.T.Division, Pune on behalf of Maharashtra Industrial Development Corporation & Shri. Arun Khisty, Senior Manager (Administration), M/s. Kanbay Software (I) Pvt Ltd. Pune this day respectively handed over and taken over the possession of second floor, admeasuring 20895.70 Sq.ft built up area at I.T.Tower plot no.A-33 & A-34, MIDC, Talawade Software Technology Park, Tal-Haveli, Dist-Pune-412114 on rental basis with aluminum doors & windows to work space & fixtures in toilets such as wash basins, bib cocks, European type W.C.S & doors with brass fittings as per plan enclosed and after showing actual details on the site.


Handed over by                                       Taken over by

                                           For Kanbay Software (India) Pvt. Ltd.

/s/ Suhas Patil                                      /s/ Arun D. Khisty

                                                     Arun D. Khisty
                                               Sr. Manager Administration

Signature of                                         Signature of
with date / designation                              the allottee of
                                                     the co. with rubber
                                                     stamp & designation

Place :- Talawade Pune                               Place : Talawade Pune
Date  :  01/07/2003                                  Date  : 1/7/2003

                                            [KANBAY LOGO]


                                            Kanbay Software (India) Pvt. Ltd.
                                            A 1, Technology Park, MIDC,
                                            Talawade, Pune - 412 114 India
                                            Voice  91-23-760 1000
                                            Fax 91-20- 760 1002 760 10??
                                            www.kanbay.com


CERTIFIED TRUE COPY OF THE RESOLUTION PASSED AT THE MEETING OF THE BOARD OF DIRECTORS HELD ON MONDAY, 6TH JANUARY, 2003.


"RESOLVED THAT Mr. Arun D. Khisty, Senior Manager, Administration be and is hereby authorised to sign documents, file statements, applications and appear before the Maharashtra State Industrial Development Corporation (MIDC). Central Excise, Customs, Software Technology Park of India and Port Authorities for the purpose of hiring premises at pune and all other related issues of the company, and appoint representatives, advisors, agents to deal with such issues."


For Kanbay Software (India) Pvt. Ltd.

      /s/ Niranjan Pendse

         NIRANJAN PENDSE
        Company Secretary